                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 8, 2002


                                ----------------


                         OCEANEERING INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     1-10945                  95-2628227
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


        11911 FM 529                                              77041
        Houston, TX                                             (Zip Code)
  (Address of principal
   executive offices)



        Registrant's telephone number, including area code (713) 329-4500

                                ----------------


                                       N/A
          (Former name or former address, if changed since last report)




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ITEM  9.  REGULATION  FD  DISCLOSURE

On April 8, 2002, John R. Huff, our Chief Executive Officer, will make a presentation at the Howard Weil 30th Annual Energy Conference in New Orleans, LA. The presentation, entitled "HOWARD WEIL ENERGY CONFERENCE -- April 2002," will be available on our web site, www.oceaneering.com, by first visiting our Shareholder Information page and then choosing Presentations.

Please note that certain information contained in the update, as well as certain written and oral statements made or incorporated by reference from time to time by us or our representatives in our reports and filings with the Securities and Exchange Commission, news releases, conferences, teleconferences, web postings or otherwise, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the "Safe Harbor" provisions of those statutes. Forward-looking statements include projections and estimates concerning the timing and success of specific projects and our future backlog, revenues, income and capital spending. Forward-looking statements are generally accompanied by words such as "estimate," "project," "predict," "believe," "expect," "anticipate," "plan," "forecast," "budget," "goal" or other words that convey the uncertainty of future events or outcomes. These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:


         o  worldwide demand for oil and gas;
         o  general economic and business conditions and industry trends;
         o the continued strength of the industry segments in which we are involved;
         o decisions about offshore developments to be made by oil and gas companies;
         o  the highly competitive nature of our businesses;
         o our future financial performance, including availability, terms and deployment of capital;
         o  the continued availability of qualified personnel;
         o operating risks normally incident to offshore exploration, development and production operations;
         o changes in, or our ability to comply with, government regulations, including those relating to the environment;
         o  rapid technological changes; and
         o social, political and economic situations in foreign countries where we do business.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K.

We do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


OCEANEERING INTERNATIONAL, INC.




By:  /s/ JOHN L. ZACHARY                                    Date: April 8, 2002
     --------------------------------
         John L. Zachary
           Controller
     (Principal Accounting Officer)